UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2015


                           TRIDENT BRANDS INCORPORATED
             (Exact name of registrant as specified in its charter)

          Nevada                      000-53707                   20-1367322
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

200 South Executive Drive, Suite 101, Brookfield, WI                53005
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (262) 789-6689

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Trident Brands Incorporated (the "Company") entered into an Exclusive License and Supply Agreement (the "Agreement") with DSM Nutritional Products, LLC ("DNP"), dated March 1, 2015, in order to collaboratively rebrand and market DNP's Brain Armor(R) products. DNP develops, manufactures, sells and distributes vitamins and fine chemicals under its branded product line Brain Armor(R).

Pursuant to the terms of the Agreement, DNP shall provide the Company with the exclusive license to its trademark Brain Armor(R) and existing soft gel capsules for the purpose of marketing and sales in the field of dietary supplements. The Company will be responsible for the rebranding of the Brain Armor(R) soft gel capsules and for the development, marketing and sales of newly created products under the Brain Armor(R) trade name, initially in the United States and eventually globally as DNP registers its Brain Armor(R) brand in additional markets.

DNP shall be the sole source of the Company's omega-3 oil requirements which will be DNP's life's DHATM oil and will supply the soft gel capsules in finished form to the Company.

The Company will brand all marketing materials, communication and finished products containing life'sDHATM and/or the Brain Armor(R) products with the appropriate trademarks.

In order to maintain exclusivity to the license, the Company is required to perform certain metrics with respect to product launches and sales volume, as set out below:

Product Launches: The Company will rebrand the Brian Armor(R) soft gel capsule product under the Everlast-Brain Armor label and to make available for sales via commercial launch.

Sales Volume: The Company will be required to meet certain sales of metric tonnage of DNP products, as more particularly described in the Agreement, which will become effective in the second year of the Agreement.

Under the terms of the Agreement, the Company shall have the opportunity to exercise an option to purchase the Brain Armor(R).

The term of the Agreement and the license rights is for five (5) years and shall be subject to successive one (1) year automatic renewal periods, assuming all performance milestones have been met.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIDENT BRANDS INCORPORATED


/s/ Michael Browne
----------------------------------
Michael Browne
President

Date: March 16, 2015

                                       3